Exhibit 10.28

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT HAVE BEEN OMITTED AND REPLACED WITH “[***]”. SUCH IDENTIFIED INFORMATION HAS BEEN EXCLUDED FROM THIS EXHIBIT BECAUSE IT IS (I) NOT MATERIAL AND (II) THE TYPE THAT THE REGISTRANT CUSTOMARILY AND ACTUALLY TREATS AS PRIVATE AND CONFIDENTIAL.

Amendment 2 to Contract Manufacturing Agreement (API)

This Amendment 2 to Contract Manufacturing Agreement (API) (this “Amendment 2”) is as of the last signature date below (the “Execution Date”) by and between Asymchem Laboratories (Tianjin) Co., Ltd. (凯莱英医药集团（天津）股份有限公司), a Chinese company, with its registered office at No. 6 Dongting 3rd Avenue, TEDA Tianjin, 300457, PRC (“CMO”), and Nuvation Bio Inc., a company incorporated under the laws of Delaware with its registered address at 1500 Broadway, Suite 1401, New York, NY 10036, US (together with Nuvation Bio Inc.’s Affiliates, the “Client”) (each of the CMO and Client is referred to as a “Party” and collectively as the “Parties”).

Whereas, the Parties entered into that certain Contract Manufacturing Agreement (API) dated March 3rd, 2025 (the “Agreement”), pursuant to which the CMO will manufacture and supply to Client the AB-106 API pursuant to the terms and conditions thereof, and subsequently entered into Amendment 1 to the Agreement dated July 9th, 2025 (“Amendment 1”);

Whereas, the Parties desire to amend certain terms of the Agreement in accordance with the terms set forth herein.

NOW, THEREFORE, in consideration of the premises and the mutual promises and conditions set forth herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties, intending to be legally bound, do hereby agree as follows:

1.
Definitions. Capitalized terms not otherwise defined herein are defined in the Agreement and shall have the same meaning with those in the Agreement.
2.
Amendment to Schedule D.
2.1
Schedule D to the Agreement is modified by adding Schedule D-3 (Payment Schedule for Stability Study Costs) attached hereto.
2.2
The pricing for the [***] batch size set forth in the Schedule D-2 to the Agreement, which was added by the Amendment 1, is hereby amended and replaced by the Schedule D-4 attached hereto. For clarity, all references made to the Supply Price in the Agreement, which is applicable to AB-106 API manufactured in [***] batch size for the [***] shall be deemed to refer to the Supply Price as specified in Schedule D-4 of this Amendment 2.
3.
Articles 17 (Governing Law and Dispute Resolution) of the Agreement shall, mutatis mutandis, apply to this Amendment 2.

4.
Effectiveness. This Amendment 2 will take effect as of the Execution Date by and between the Parties. As of the Execution Date, this Amendment 2 shall be made an integral part of the Agreement.
5.
Entire Agreement. This Amendment 2, Amendment 1, together with the Agreement, constitutes the entire agreement of the Parties hereto with respect to the subject matter of the Agreement and supersedes all prior agreements, understanding, promises and representations, whether written or oral, with respect to the subject matter thereof.
6.
No Further Modification. Except as specifically amended by this Amendment 2, all other terms and conditions of the Agreement and Amendment 1 shall remain in full force and effect.
7.
Counterparts. This Amendment 2 may be executed in two (2) counterparts, each of which shall be deemed as original, but all of which together shall constitute one and the same instrument.

[Remainder of This Page Intentionally Left Blank]

IN WITNESS WHEREOF, the Parties have authorized their representatives to execute this Amendment 2.

Client

Nuvation Bio Inc.

Signature：______________________

Name:

Title:

Date:

IN WITNESS WHEREOF, the Parties have authorized their representatives to execute this Amendment 2.

CMO

凯莱英医药集团（天津）股份有限公司（盖章）

Asymchem Laboratories (Tianjin) Co., Ltd. (seal)

Signature：______________________

Name: Zhang Xian

Title: VP of Business Development

Date:

3

Schedule D-3

Payment Schedule for Stability Study Cost

[***]

[***]

[***]

[***]

Schedule D-4

Supply Price for AB-106 API manufactured in [***] batch

[***]

[***]	[***]	[***]				[***]
[***]
[***]	[***]	[***]	[***] [***]	[***] [***]	[***] [***]	[***]
	[***]	[***]	[***]	[***]	[***]
[***]
	[***]	[***]	[***]	[***]	[***]	[***]
	[***]	[***]	[***]	[***]	[***]	[***]
	[***]	[***]	[***]	[***]	[***]	[***]
	[***]	[***]	[***]	[***]	[***]	[***]

[***]

[***]	[***]	[***]
	[***]	[***]

[***]

[***]

	[***]		[***]		[***]		[***]		[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]

[***]